SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential,  for Use of the  Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant toss.240.1a-12

                         CNL RETIREMENT PROPERTIES, INC.
.................................................................................
                (Name of Registrant as Specified In Its Charter)

.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .........................................................................
    2) Aggregate number of securities to which transaction applies:

       .........................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       .........................................................................
    4) Proposed maximum aggregate value of transaction:

       .........................................................................
    5) Total fee paid:

       .........................................................................
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ........................................................................
    2)  Form, Schedule or Registration Statement No.:

        ........................................................................
    3)  Filing Party:

        ........................................................................
    4)  Date Filed:

        ........................................................................

                         CNL RETIREMENT PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801




March 22, 2002


To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of CNL Retirement Properties, Inc. (the "Company") on May 9, 2002, at 10:00 a.m. at CNL Center at 450 South Orange Avenue, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, proxy statement, notice of meeting for the annual meeting of stockholders and 2001 annual report.

This year's proxy requests your vote for the election of five directors.

Your vote counts. Please complete and return the enclosed proxy today, whether or not you plan to attend the annual meeting. Thank you for your attention to this matter.

Sincerely,




/s/ James M. Seneff, Jr.               /s/ Robert A. Bourne
------------------------------         -----------------------------
James M. Seneff, Jr.                   Robert A. Bourne
Chairman of the Board and              Vice-Chairman of the Board, President and
Chief Executive Officer                Treasurer

                         CNL RETIREMENT PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

          Notice of Annual Meeting of Stockholders and Proxy Statement

                      Annual Meeting to be Held May 9, 2002


To our Stockholders:

Notice is hereby  given  that the 2002  annual  meeting of  stockholders  of CNL
Retirement Properties, Inc. (the "Company") will be held at CNL Center, 450 South Orange Avenue, Orlando, Florida 32801 on May 9, 2002, at 10:00 a.m., local time, for the following purposes:

1. to elect five directors of the Company for terms expiring at the 2003 annual meeting of stockholders;

2. to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 1, 2002, will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.

Stockholders are cordially invited to attend the meeting in person. All stockholders, whether or not they plan to attend the meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also grant your proxy by telephone or internet by following the instructions on the proxy card. It is important that your shares be voted. By returning your proxy promptly, you can help the Company avoid additional expenses to ensure a quorum is met so the meeting can be held. If you decide to attend the meeting, you may revoke your proxy and vote your shares in person.

                                   By Order of the Board of Directors,

                                   /s/ Lynn E. Rose
                                   ----------------
                                   Lynn E. Rose
                                   Secretary

March 22, 2002
Orlando, Florida

                         CNL RETIREMENT PROPERTIES, INC.
                           CNL Center at City Commons
                             450 South Orange Avenue
                             Orlando, Florida 32801

                           ____________________________

                                 Proxy Statement
                           ____________________________


     This proxy statement is furnished by the Board of Directors of CNL Retirement Properties, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on May 9, 2002, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on March 1, 2002, will be entitled to vote.

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR the Proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy or (3) by attendance at the annual meeting and voting in person.

     A proxy card is enclosed for your use. The proxy card contains instructions for responding either by telephone, Internet or by mail. Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. In addition, the Company has engaged N.S. Taylor & Associates, Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies at a fee estimated to be approximately $4,000 plus reimbursement of reasonable out-of-pocket expenses. The Company has agreed to indemnify N.S. Taylor & Associates, Inc. against certain liabilities that it may incur arising out of the services it provides in connection with the annual meeting. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about March 22, 2002.

     As of March 1, 2002, 10,691,118 shares of common stock of the Company were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote less than one percent of the outstanding shares of common stock.

                                Table of Contents



PROPOSAL I: ELECTION OF DIRECTORS........................................      3

EXECUTIVE COMPENSATION...................................................      9

AUDIT COMMITTEE REPORT...................................................      9

SECURITY OWNERSHIP.......................................................     10

CERTAIN TRANSACTIONS.....................................................     11

INDEPENDENT AUDITORS.....................................................     13

OTHER MATTERS............................................................     13

PROPOSALS FOR NEXT ANNUAL MEETING........................................     13

ANNUAL REPORT............................................................     14

APPENDIX:  AUDIT COMMITTEE CHARTER.......................................     15

                                   PROPOSAL I:
                              ELECTION OF DIRECTORS

Nominees

     The persons named below have been nominated by the Board of Directors for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since December 1997. Messrs. Dunbar and Moses have served as directors since September 1998. Mr. Duncan has served as a director since February of 2002. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                Background
------------                ----------

Robert A. Bourne, 54        Director,  Vice Chairman of the Board, President and
                            Treasurer.  Mr.  Bourne  also  serves as a director,
                            Vice Chairman of the Board,  President and Treasurer
                            of CNL Retirement  Corp., the advisor to the Company
                            (the  "Advisor").  Mr.  Bourne is also the President
                            and  Treasurer  of  CNL  Financial  Group,  Inc.;  a
                            director,  Vice Chairman of the Board, President and
                            Treasurer  of CNL  Hospitality  Properties,  Inc., a
                            public,  unlisted real estate  investment  trust; as
                            well as, a  director,  Vice  Chairman  of the Board,
                            President  and Treasurer of CNL  Hospitality  Corp.,
                            its advisor,  and CNL Hotel Investors,  Inc., a real
                            estate   investment  trust  majority  owned  by  CNL
                            Hospitality Properties,  Inc. Mr. Bourne also serves
                            as a director  of  CNLBank.  He serves as a director
                            and Vice  Chairman  of the Board of  Commercial  Net
                            Lease Realty, Inc., a public, real estate investment
                            trust  listed on the New York  Stock  Exchange.  Mr.
                            Bourne has served as a director  since  inception in
                            1994,  President  from 1994 through  February  1999,
                            Treasurer  from February  1999 through  August 1999,
                            and Vice Chairman of the Board since  February 1999,
                            of CNL  American  Properties  Fund,  Inc., a public,
                            unlisted real estate  investment  trust.  Mr. Bourne
                            also serves as a director,  President  and Treasurer
                            for various affiliates of CNL Financial Group, Inc.,
                            including CNL  Investment  Company,  CNL  Securities
                            Corp.,   the  managing   dealer  for  the  Company's
                            offerings,  and CNL Institutional Advisors,  Inc., a
                            registered  investment advisor for pension plans. As
                            President of CNL Financial  Group,  Inc., Mr. Bourne
                            has overseen  CNL's real estate and capital  markets
                            activities  including  the  investment  of  over  $2
                            billion  in equity and the  financing,  acquisition,
                            construction  and  leasing  of  restaurants,  office
                            buildings,  apartment complexes,  hotels, retirement
                            properties  and other real estate.  Mr. Bourne began
                            his career as a certified public accountant employed
                            by Coopers & Lybrand,  Certified Public Accountants,
                            from  1971  through  1978,  where  he  attained  the
                            position  of  tax  manager  in  1975.   Mr.   Bourne
                            graduated from Florida State University in 1970 where he received a B.A. in Accounting, with honors.

David W. Dunbar, 49         Independent Director.  Mr. Dunbar serves as chairman
                            and chief executive  officer of Peoples Bank,  which
                            he organized and founded in 1996. Mr. Dunbar is also
                            a member of the board of trustees of Bay Care Health
                            System,  an alliance of ten non-profit  hospitals in
                            the Tampa Bay area,  as well as vice chairman of the
                            board of  directors  of Morton  Plant  Mease  Health
                            Care, Inc., an 841-bed,  not-for-profit hospital and
                            a member  of the  board of  directors  of North  Bay
                            Hospital, a 122-bed facility.  He is a former member
                            of the  board of  directors  of Morton  Plant  Mease
                            Hospital Foundation.  In addition, Mr. Dunbar serves
                            as a member of the Florida Elections Commission, the
                            body  responsible  for   investigating  and  holding
                            hearings  regarding alleged  violations of Florida's
                            campaign  finance  laws.  During 1994 and 1995,  Mr.
                            Dunbar was a member of the board of directors and an
                            executive  officer of Peoples State Bank. Mr. Dunbar
                            was the chief  executive  officer of  Republic  Bank
                            from 1981 through  1988 and from 1991 through  1993.
                            From  1988  through  1991,   Mr.  Dunbar   developed
                            commercial and medical office buildings and, through
                            a financial consulting company he founded,  provided
                            specialized   lending   services   for  real  estate
                            development   clients,    specialized   construction
                            litigation support for national insurance  companies
                            and strategic  planning  services for  institutional
                            clients. In 1990, Mr. Dunbar was the chief executive
                            officer, developer and owner of a 60,000 square-foot
                            medical  office  building  located  on the campus of
                            Memorial Hospital in Tampa, Florida. In addition, in
                            1990, Mr. Dunbar served as the Governor's  appointee
                            to the State of Florida  Taxation and Budget  Reform
                            Commission,  a 25  member,  blue  ribbon  commission
                            established  to review,  study and make  appropriate
                            recommendations  for changes to state tax laws.  Mr.
                            Dunbar began his professional  career with Southeast
                            Banking  Corporation  in Miami,  from  1975  through
                            1981,  serving  as  a  regional  vice  president  of
                            commercial  mortgage lending.  Mr. Dunbar received a
                            B.S. degree in Finance from Florida State University
                            in 1975.  He is also a 1977 graduate of the American
                            Bankers  Association   National  Commercial  Lending
                            School at the University of Oklahoma and a 1982 graduate of the School of Banking of the South at Louisiana State University.

Edward A. Moses, 59         Independent  Director.  Dr.  Moses served as dean of
                            the Roy E.  Crummer  Graduate  School of Business at
                            Rollins College from 1994 to 2000, and has served as
                            a  professor  and the Bank of America  professor  of
                            finance since 1989. As dean, Dr. Moses established a
                            comprehensive  program of  executive  education  for
                            health  care   management  at  the  Roy  E.  Crummer
                            Graduate  School of  Business.  From 1985 to 1989 he
                            served  as dean  and  professor  of  finance  at the
                            University of North  Florida.  He has also served in
                            academic   and   administrative   positions  at  the
                            University of Tulsa,  Georgia State  University  and
                            the  University  of Central  Florida.  Dr. Moses has
                            written six  textbooks in the fields of  investments
                            and corporate  finance as well as numerous  articles
                            in leading business journals. He has held offices in
                            a number of  professional  organizations,  including
                            president  of  the  Southern   Finance  and  Eastern
                            Finance Associations, served on the board of the Southern Business Administration Association, and served as a consultant for major banks as well as a number of Fortune 500 companies. He currently serves as a faculty member in the Graduate School of Banking at Louisiana State University, and is a member of the board of directors of HTE, Inc. Dr.
                            Moses received a B.S. in Accounting from the Wharton
                            School at the University of Pennsylvania in 1965 and an M.B.A. in 1967 and a Ph.D. in Finance from the University of Georgia in 1971.

James W. Duncan, Jr., 49    Independent Director. Mr. Duncan is the president of
                            NavTrak,  Inc.,  a mobile  data and  asset  tracking
                            company  that  provides a web based  system to track
                            vehicles in  commercial  fleets.  From 1994  through
                            2000,  Mr.  Duncan  served as the  president  of The
                            Latrobe Group, LLC, a private investment company. In
                            addition,  from 1994 through 2001,  Mr. Duncan was a
                            member of the  board of  governors  for  Opportunity
                            International,   a  non-profit   organization   that
                            provides  entrepreneurs  with  access to capital and
                            business   training   to  start  and  expand   small
                            businesses.  From 1985 through 1994,  Mr. Duncan was
                            co-chairman  and president of  PersonaCare,  Inc., a
                            company  he  co-founded  that  provided   sub-acute,
                            skilled  nursing  and  assisted  living care with 12
                            facilities  in  six  states.  Prior  to  co-founding
                            PersonaCare,  Inc.,  Mr.  Duncan  was a  partner  in
                            Duncan & Smick, a commercial real estate development
                            firm.  Mr. Duncan  received a B.A. in Economics from
                            Wheaton   College  in  1974  and  a  J.D.  from  the
                            University of Maryland School of Law in 1978.

James M. Seneff, Jr., 55    Director,  Chairman of the Board and Chief Executive
                            Officer. Mr. Seneff also is a director,  Chairman of
                            the  Board  and  Chief  Executive   Officer  of  the
                            Advisor.  Mr. Seneff is a principal  stockholder  of
                            CNL  Holdings,  Inc.,  the  parent  company  of  CNL
                            Financial  Group,  Inc., a  diversified  real estate
                            company,  and has served as a director,  Chairman of
                            the  Board  and  Chief  Executive   Officer  of  CNL
                            Financial  Group,  Inc. and its  subsidiaries  since
                            CNL's formation in 1973. CNL Financial  Group,  Inc.
                            is the parent company, either directly or indirectly
                            through  subsidiaries,  of CNL Real Estate Services,
                            Inc., CNL  Retirement  Corp.,  CNL Capital  Markets,
                            Inc.,  CNL  Investment  Company  and CNL  Securities
                            Corp.,   the  managing   dealer  of  the   Company's
                            offerings.  CNL and the entities it has  established
                            have more than $5 billion  in  assets,  representing
                            interests  in  approximately  1,900  properties  and
                            approximately 1,200 mortgage loans in 49 states. Mr.
                            Seneff also  serves as a  director,  Chairman of the
                            Board and Chief Executive Officer of CNL Hospitality
                            Properties,  Inc.,  a public,  unlisted  real estate
                            investment trust, as well as CNL Hospitality  Corp.,
                            its advisor,  and CNL Hotel Investors,  Inc., a real
                            estate   investment  trust  majority  owned  by  CNL
                            Hospitality Properties,  Inc. Since 1992, Mr. Seneff
                            has served as a director,  Chairman of the Board and
                            Chief  Executive  Officer  of  Commercial  Net Lease
                            Realty,  Inc., a public real estate investment trust
                            that is listed on the New York  Stock  Exchange.  In
                            addition,  he has served as a director  and Chairman
                            of the  Board  since  inception  in 1994,  served as
                            Chief  Executive  Officer from 1994  through  August
                            1999 and  currently  serves  as  co-Chief  Executive
                            Officer of CNL  American  Properties  Fund,  Inc., a
                            public,  unlisted real estate  investment trust. Mr.
                            Seneff has also  served as a  director,  Chairman of
                            the  Board  and  Chief  Executive   Officer  of  CNL
                            Securities Corp. since 1979; CNL Investment  Company
                            since  1990;  and  CNL  Institutional   Advisors,  a
                            registered  investment  advisor for  pension  plans,
                            since 1990. Mr. Seneff formerly served as a director
                            of First Union  National Bank of Florida,  N.A., and
                            currently  serves  as the  Chairman  of the Board of
                            CNLBank.  Mr.  Seneff  served on the  Florida  State
                            Commission on Ethics and is a former member and past
                            chairman of the State of Florida Investment Advisory
                            Council,  which  recommends  to the Florida Board of
                            Administration   investments   for  various  Florida
                            employee  retirement  funds.  The  Florida  Board of
                            Administration  is  Florida's  principal  investment
                            advisory  and money  management  agency and oversees
                            the   investment   of  more  than  $60   billion  of
                            retirement  funds. Mr. Seneff received his degree in
                            Business    Administration    from   Florida   State
                            University in 1968.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative votes of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Amended and Restated Articles of Incorporation (the "Articles"). Messrs. Dunbar, Duncan and Moses are independent directors.

Compensation of Directors

     During the year ended December 31, 2001, each independent director earned approximately $6,000 for serving on the Board of Directors. Each independent director also received $750 per Board meeting attended ($375 for each telephonic meeting in which the director participated), including committee meetings. During the year ended December 31, 2001, the Company held four Board of Directors' meetings and two Audit Committee meetings. The Chairman of the Audit Committee also received fees of $375 per telephonic meeting with the Company's independent accountants. The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of the Advisor.

     The Board of Directors met four times during the year ended December 31, 2001, and the average attendance by directors at Board meetings was approximately 90 percent. Each member of the Board of Directors as it was constituted during 2001 attended at least 75 percent of the total meetings of the Board and of any committee on which he served, except for Mr. Seneff, who attended 50 percent of such meetings.

Committees of the Board of Directors

     The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. During 2001, the Audit Committee was composed of David W. Dunbar, Edward A. Moses and Timothy S. Smick. For the year ended December 31, 2001, each of Messrs. Dunbar, Moses and Smick met the definition of "independent" under Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. The Audit Committee met twice during the year ended December 31, 2001. The Chairman of the Audit Committee also participated in quarterly conference calls with the Company's independent accountants. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included in this Proxy Statement as an appendix.

     At such time, if any, as the Company's shares of common stock are listed on a national securities exchange or over-the-counter market, the Company will form a compensation committee, the members of which will be selected by the full Board of Directors each year. Currently, the Company does not have a compensation committee.

Executive Officers

     The executive officers of the Company are as follows:

     Name                       Age        Position
     ----                       ---        --------
     James M. Seneff, Jr.       55         Chief Executive Officer and Chairman of the Board
     Robert A. Bourne           54         President, Treasurer and Vice Chairman of the Board
     Phillip M. Anderson, Jr.   42         Chief Operating Officer and Executive Vice President
     Thomas J. Hutchison III    60         Executive Vice President
     Lynn E. Rose               53         Secretary

     Phillip M.  Anderson,  Jr.  Chief  Operating  Officer  and  Executive  Vice
President. Mr. Anderson joined CNL Retirement Corp. in January 1999 and is responsible for the planning and implementation of CNL's interest in health care industry investments, including acquisitions, development, project analysis and due diligence. He also currently serves as the Chief Operating Officer of both CNL Retirement Corp., the Company's Advisor, and of CNL Retirement Development Corp. From 1987 through 1998, Mr. Anderson was employed by Classic Residence by Hyatt. Classic Residence by Hyatt ("Classic") is affiliated with Hyatt Hotels and Chicago's Pritzker family. Classic acquires, develops, owns and operates seniors' housing, assisted living, skilled nursing and Alzheimer's facilities throughout the United States. Mr. Anderson's responsibilities grew from overseeing construction of Classic's first properties to acquiring and developing new properties. After assuming responsibility for acquisitions, Mr. Anderson doubled the number of senior living apartments/beds ("units") in the portfolio by adding over 1,200 units. In addition, the development of an additional 1,000 units of seniors' housing commenced under Mr. Anderson's direction. Mr. Anderson also served on Classic's Executive Committee charged with the responsibility of monitoring performance of existing properties and development projects. Mr. Anderson has been a member of the American Senior Housing Association since 1994 and currently serves on the executive board and insurance committee. He graduated from the Georgia Institute of Technology in 1982, where he received a B.S. in Civil Engineering, with honors.

     Thomas J. Hutchison III. Executive Vice President. Mr. Hutchison also serves as an Executive Vice President and a director of CNL Retirement Corp., the Advisor of the Company, as well as President and Chief Operating Officer of CNL Real Estate Services, Inc., which is the parent company of CNL Retirement Corp. and CNL Hospitality Corp. He also serves as the President and Chief Operating Officer of CNL Realty & Development Corp. In addition, Mr. Hutchison serves as an Executive Vice President of CNL Hospitality Properties, Inc. and CNL Hotel Investors, Inc., a real estate investment company majority owned by CNL Hospitality Properties, Inc. and an Executive Vice President and a director of CNL Hospitality Corp., the advisor to CNL Hospitality Properties, Inc. Mr. Hutchison joined CNL Financial Group, Inc. in January 2000 with more than 30 years of senior management and consulting experience in the real estate development and services industries. He currently serves on the board of directors of Restore Orlando, a nonprofit community volunteer organization. Prior to joining CNL, Mr. Hutchison was president and owner of numerous real estate services and development companies. From 1995 to 2000, he was chairman and chief executive officer of Atlantic Realty Services, Inc. and TJH Development Corporation. Since 1990, he has fulfilled a number of long-term consulting assignments for large corporations, including managing a number of large international joint ventures. From 1990 to 1991, Mr. Hutchison was the court-appointed president and chief executive officer of General Development Corporation, a real estate community development company, where he assumed the day-to-day management of the $2.6 billion NYSE-listed company entering reorganization. From 1986 to 1990, he was the chairman and chief executive officer of a number of real estate-related companies engaged in the master planning and land acquisition of forty residential, industrial and office development projects. From 1978 to 1986, Mr. Hutchison was the president and chief executive officer of Murdock Development Corporation and Murdock Investment Corporation, as well as Murdock's nine service divisions. In this capacity, he managed an average of $350 million of new development per year for over nine years. Additionally, he expanded the commercial real estate activities to a national basis, and established both a new extended care division and a hotel division that grew to 14 properties. Mr. Hutchison was educated at Purdue University and the University of Maryland Business School.

     Lynn E. Rose. Secretary. Ms. Rose served as Treasurer of the Company from 1998 through August 2001. Ms. Rose also serves as Secretary of the Advisor, and as Secretary of the subsidiaries of the Company. Ms. Rose served as Treasurer and a director of CNL Retirement Corp. from 1997 through June 2001. Ms. Rose is Secretary of CNL Hospitality Properties, Inc., a public, unlisted real estate investment trust, and serves as Secretary of its subsidiaries. Ms. Rose served as Treasurer of CNL Hospitality Properties, Inc. from 1996 through September 2001. In addition, she serves as Secretary of CNL Hospitality Corp., its advisor, and served as Treasurer and a director from 1997 through June 2001. Ms. Rose also serves as Secretary of CNL Hotel Investors, Inc., a real estate investment trust majority owned by CNL Hospitality Properties, Inc., and served as Treasurer from 1999 through June 2001. Ms. Rose served as Secretary of CNL American Properties Fund, Inc., a public, unlisted real estate investment trust, from 1994 through August 1999, and served as Treasurer from 1994 through February 1999. Ms. Rose, a certified public accountant, has served as Secretary of CNL Financial Group, Inc. since 1987, served as Controller from 1987 to 1993 and has served as Chief Financial Officer since 1993. She also serves as Secretary of the subsidiaries of CNL Financial Group, Inc. and holds various other offices in the subsidiaries. In addition, she serves as Secretary for approximately 75 additional corporations affiliated with CNL Financial Group, Inc. and its subsidiaries. Ms. Rose has served as Chief Financial Officer and Secretary of CNL Securities Corp. since July 1994. Ms. Rose oversees the tax and legal compliance for over 375 corporations, partnerships and joint ventures, and the accounting and financial reporting for over 200 entities. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. Ms. Rose holds a B.A. in Sociology from the University of Central Florida. She was licensed as a certified public accountant in 1979.

     The backgrounds of Messrs.  Seneff and Bourne are described at "PROPOSAL I:
ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Annual Compensation

     No annual or long-term compensation was paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the period December 22, 1997 (date of inception) through December 31, 1997 or during the years ended December 31, 1998, 1999, 2000 and 2001. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the years ended December 31, 2001, 2000 and 1999. The Company's executive officers also are employees and executive officers of the Advisor or its affiliates and receive compensation from CNL Financial Group, Inc. or its affiliates in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to the Advisor and its affiliates.

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "Commission"), nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

     Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2001, with the management of the Company.

     Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company's critical accounting policies.

     The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

     Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report of the Company on Form
10-K for the fiscal year ended December 31, 2001, for filing with the Commission.

                                         Audit Committee

                                         David W. Dunbar
                                         James W. Duncan, Jr.
                                         Edward A. Moses

                               SECURITY OWNERSHIP

The following table sets forth, as of March 1, 2002, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's common stock, by each director and nominee, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors. The address of the named officers and directors, unless otherwise noted, is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

      Name and Address                     Number of Shares             Percent
     of Beneficial Owner                  Beneficially Owned           of Shares
     -------------------                  ------------------           ---------

     James M. Seneff, Jr.                             55,777 (1)          (2)

     Robert A. Bourne                                     --               --

     David W. Dunbar                                      --               --
     80 Shore Drive
     Palm Harbor, FL  34864

     James W. Duncan, Jr.                                 --               --
     26268 Tunis Mills Road
     Easton, MD  21601

     Edward A. Moses                                      --               --
     1281 Prince Court
     Heathrow, FL  32746

     Phillip M. Anderson, Jr.                          1,113              (2)
                                                       -----

     All directors and executive officers
         as a group (8 persons)                       56,890              (2)
                                                      ======

(1) Represents shares held by the Advisor of which Mr. Seneff is a director and shares issuable upon exercise of warrants by CNL Securities Corp., of which Mr. Seneff is a director. Mr. Seneff and his wife share beneficial ownership of the Advisor through their ownership of CNL Financial Group, Inc. The Advisor and CNL Securities Corp. are wholly owned subsidiaries of CNL Financial Group, Inc.

(2)  Less than one percent.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a)  of the  Securities  Exchange  Act  requires  the  Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons"), to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Reporting Persons are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file.

     Based solely upon a review of Section 16(a) reports furnished to the Company for 2001, written representations that no other reports were required and other information known to the Company, the Company believes that the Reporting Persons complied with all filing requirements for 2001.

                              CERTAIN TRANSACTIONS

     All of the executive officers of the Company are executive officers of the Advisor, a wholly owned subsidiary of CNL Financial Group, Inc., of which Messrs. Seneff and Bourne are executive officers and directors and whose shares are beneficially owned by Mr. Seneff and his wife. In addition, Messrs. Seneff and Bourne and Ms. Rose are executive officers of CNL Securities Corp., the managing dealer of the Company's offering of shares of common stock, and a wholly owned subsidiary of CNL Financial Group, Inc. Messrs. Seneff and Bourne are directors of the Company, the Advisor and CNL Securities Corp., and Mr. Hutchison is a director of the Advisor. Administration of the day-to-day operations of the Company is provided by the Advisor, pursuant to the terms of an advisory agreement. The Advisor also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services as the Board of Directors deems appropriate. The Advisor also bears the expense of providing the executive personnel and office space to the Company. The Advisor is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5 percent of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares of common stock, a substantial portion of which has been or will be paid as commissions to other broker-dealers. For the year ended December 31, 2001, the Company incurred $4,463,981 of such fees, the majority of which were paid by CNL Securities Corp. as commissions to other broker-dealers.

     In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5 percent of the total amount raised from the sale of shares, all or a portion of which may be reallowed to other broker-dealers. For the year ended December 31, 2001, the Company incurred $297,599 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses will be paid.

     CNL Securities Corp. will also receive, in connection with its current offering of shares of common stock (the "2000 Offering"), a soliciting dealer servicing fee payable annually by the Company beginning on December 31 of the year following the year in which the 2000 Offering is completed in the amount of
0.20 percent of the aggregate investment of stockholders who purchase shares in the 2000 Offering. CNL Securities Corp. in turn may reallow all or a portion of such fees to soliciting dealers whose clients hold shares on such date. As of December 31, 2001, no such fees had been incurred.

     The Advisor is entitled to receive acquisition fees for services in identifying properties and structuring the terms of the leases of properties and mortgage loans equal to 4.5 percent of gross proceeds of the Company's offering, loan proceeds from permanent financing and amounts outstanding on the Company's line of credit, if any, at the time of listing of the Company's stock on a national securities exchange or over-the-counter market, but excluding that portion of the permanent financing used to finance secured equipment leases. For the year ended December 31, 2001, the Company incurred $2,676,430 of such fees.

     The Advisor and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of the Company's common stock) on a day-to-day basis. For the year ended December 31, 2001, the Company incurred a total of $1,006,632 for these services, $769,853 of such costs representing stock issuance costs, $37,053 representing acquisition related costs and $199,726 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Securities and Exchange Commission.


     The Company has and will continue to incur certain costs in connection with the public offering of its common stock, including filing fees, legal, accounting, marketing and printing costs and escrow fees, which will be deducted from the gross proceeds of the offering. Certain preliminary costs incurred prior to raising capital have been and will be advanced by an affiliate of the Company. For the year ended December 31, 2001, $1,626,405 of such costs were advanced to the Company. The Advisor has agreed to pay all organizational and offering expenses (excluding commissions and marketing support and due diligence expense reimbursement fees) which exceed 3.0 percent of the gross offering proceeds received from the sale of shares of the Company in connection with the 2000 Offering prior to July 1, 2001. Offering expenses paid by the Company, together with selling commissions, the marketing support and due diligence expense reimbursement fee and the soliciting dealer servicing fee incurred by the Company will not exceed 13 percent of the proceeds raised in connection with the 2000 Offering.

     The Company incurs operating expenses which, in general, are those expenses relating to the administration of the Company on an ongoing basis. Pursuant to an advisory agreement, the Advisor is required to reimburse the Company the amount by which the total operating expenses paid or incurred by the Company exceed in any four consecutive fiscal quarters (the "Expense Year") the greater of 2 percent of average invested assets or 25 percent of net income (the "Expense Cap"). During the four quarters ended June 30, 2001, the Company's operating expenses exceeded the Expense Cap by $145,015 (the "June 2001 Reimbursement"); therefore, the Advisor reimbursed the Company such amount in accordance with the advisory agreement. During the Expense Years ended September 30, 2001 and December 31, 2001, the Company's operating expenses, net of the June 2001 Reimbursement, did not exceed the Expense Cap.

     The Company and the Advisor have entered into an advisory agreement pursuant to which the Advisor receives a monthly asset management fee of one-twelfth of 0.60 percent of the Company's real estate asset value and the outstanding principal balance of any mortgage loan as of the end of the preceding month. During the year ended December 31, 2001, the Company incurred $93,219 of such fees.

     The Company maintains a bank account in a bank in which certain officers and directors of the Company serve as directors, and in which an affiliate of the Advisor is a stockholder. The amount deposited with this bank was $3,000,000 at December 31, 2001.

     In conjunction with a potential commercial paper borrowing transaction, the Company has engaged an affiliate of the Advisor to act as its structuring agent (the "Structuring Agent".) The Structuring Agent will receive an origination fee equal to 2 percent of the amount of the loan with $100,000 payable upon engagement. During the year ended December 31, 2001, the Structuring Agent was paid the initial engagement fee of $100,000. This amount is included in other assets at December 31, 2001, and will be capitalized as loan costs upon completion of the borrowing transaction.

     The Board of Directors of the Company has authorized the Company to pursue the opportunity to acquire a ten percent interest in a limited partnership that owns a building in which the Advisor leases office space. If consummated, the Company's investment in the partnership is expected to be approximately $300,000. The remaining interest in the limited partnership is expected to be owned by several affiliates of the Advisor.

     All amounts paid by the Company to affiliates of the Company are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Board of Directors, including the independent directors, PricewaterhouseCoopers LLP has been selected to act as independent certified public accountants for the Company during the current fiscal year.

     A representative of PricewaterhouseCoopers LLP will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.

Audit Fees

     During the year ended December 31, 2001, the Company incurred audit fees of $12,100 payable to PricewaterhouseCoopers LLP. These fees include audit services and quarterly reviews of financial statements on Form 10-Q.

Financial Information Systems Design and Implementation Fees

     There were no professional services rendered by PricewaterhouseCoopers LLP during the year ended December 31, 2001 relating to financial information systems design and implementation.

All Other Fees

     PricewaterhouseCoopers LLP has also been engaged by the Company to perform tax compliance services, services related to Securities and Exchange Commission reporting and professional services related to the audit of properties acquired and structuring of transactions. The Company incurred a total of $28,682 of such fees during the year ended December 31, 2001.

     The Audit Committee of the Board of Directors has considered whether the provision of the services described under the caption "All Other Fees" is consistent with maintaining the independence of PricewaterhouseCoopers LLP.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.

                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 2003 must be received at the Company's office at 450 South Orange Avenue, Orlando, Florida 32801, no later than November 22, 2002.

     Notwithstanding the aforementioned deadline, under the Company's Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by the Secretary of the Company. With respect to proposals for the 2003 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than February 8, 2003, and no later than March 10, 2003. ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001, accompanies this proxy statement.

                             By Order of the Board of Directors,

                            /s/ Lynn E. Rose
                            -------------------------
                            Lynn E. Rose
                            Secretary

March 22, 2002
Orlando, Florida

                                    APPENDIX

                         CNL Retirement Properties, Inc.
                             Audit Committee Charter

I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors of CNL Retirement Properties, Inc. (the "Company") in fulfilling its oversight responsibilities. The Audit Committee will review the financial reporting process, the system of internal controls, the audit process, and the Company's process for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management and the independent accountants. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Company's business, operations, and risks.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Company's Board of Directors. Each member of the Audit Committee shall be an independent director and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Each Committee member shall have a working familiarity with basic finance and accounting practices, as interpreted by the Board of Directors in its business judgment. In addition, at least one member of the Committee shall have accounting or related financial management expertise, as interpreted by the Board of Directors in its business judgment.

     The Board of Directors shall elect the members of the Committee annually. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

     The Committee shall meet annually, or more frequently as circumstances dictate.

     A majority of the members of the Committee shall constitute a quorum for the transaction of business and the action of a majority of those present at a meeting at which a quorum is present shall be action of the Committee. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting, if a unanimous written consent, which sets forth the action to be taken, is signed by each member of the Committee and filed with the minutes of the proceedings of the Committee. The members of the Committee may conduct any meeting thereof by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by such means shall constitute presence in person at the meeting.

     In order to foster open communications, the Committee shall consider meeting at least annually with management and the independent accountants in separate sessions to discuss any matters that these groups believe should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall perform the following:

A. Documents/Reports Review Activities:

   1. Review this Charter as conditions dictate, but no less than annually. Recommend any proposed changes to the Charter to the Board of Directors.
   2. Review with management and the independent accountants the Company's annual financial statements, including the Form 10-K, annual report to stockholders and proxy statement.
   3. Review with management and the independent accountants the Company's Form 10-Q quarterly. The Chair of the Committee may represent the entire Committee for purposes of this review.

B. Activities Concerning Independent Accountants:

   1. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness.
   2. On an annual basis, review and discuss with the independent accountants all significant relationships the accountants have with the Company to determine the accountant's independence and ensure receipt of a formal written statement delineating all such relationships and confirming the independent accountants' view that they are independent of the Company.
   3. Approve any proposed discharge of the independent accountants when circumstances warrant.
   4. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

C. Financial Reporting Processes Activities:

   1. In consultation with the independent accountants, review the integrity of the Company's financial reporting processes.
   2. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. 3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management.

D. Process Improvement Activities:

   1. Establish regular systems of reporting to the Committee by management and the independent accountants any significant judgements made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgements.
   2. Following completion of the annual audit, review with the independent accountants and management any significant difficulties encountered during the course of the audit, including restrictions on the scope of work or access to required information.
   3. Review any significant disagreements among management and the independent accountants in connection with the preparation of the financial statements.
   4. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

E. Other Activities:

   1. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or Board of Directors deems necessary or appropriate.
   2. Periodically update the Board of Directors about Committee activities and make appropriate recommendations.

                         CNL RETIREMENT PROPERTIES, INC.
                         Annual Meeting of Stockholders

                          VOTE BY TELEPHONE OR INTERNET
 (OR COMPLETE THE PROXY CARD BELOW AND RETURN IT BY MAIL IN THE ENCLOSED ENVELOPE)

You may vote either by mail, by telephone or by Internet. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail.

TO VOTE BY PHONE:

                    ---------------------------------------------------------
                   |                                                         |
                   |CALL TOLL FREE 1-888-216-1360 ANY TIME ON A TOUCH-TONE   |
                   |TELEPHONE. THERE IS NO CHARGE TO YOU FOR THE CALL.       |
                   |PLEASE HAVE THIS FORM AVAILABLE WHEN YOU CALL THE TOLL   |
                   |FREE NUMBER.                                             |
                   |                                                         |
                   |Enter the 7-digit control number located below, FOLLOWED |
                   |BY THE # SIGN.                                           |
                   |                                                         |
                   |Option# 1:  To vote as the Board of Directors recommends |
                   |            on ALL proposals: Press 1                    |
                   |                                                         |
                   |            When asked, please confirm your vote by      |
                   |            pressing 1                                   |
                   |                                                         |
                   | Option #2: If you choose to vote on each proposal       |
                   |            separately: Press 2 and follow the recorded  |
                   |            instructions                                 |
                   |                                                         |
                    ---------------------------------------------------------

TO VOTE BY INTERNET:     The Web address is https://www.proxyvotenow.com/crp

  If you vote by telephone or Internet, please DO NOT mail back the proxy card.

                                THANK YOU FOR VOTING!

                                                        -----------------------
                                                       |                       |
                                                       |                       |
                                                       |                       |
                                                        -----------------------
                                                          CONTROL NUMBER FOR
                                                      TELEPHONIC/INTERNET VOTING
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             FOLD AND DETACH HERE AND READ REVERSE SIDE
-----------------------------------------------------------------------------------------------------------



The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL Retirement Properties, Inc., (the "Company"), which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 9, 2002, at 10:00 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated March 22, 2002, a copy of which has been received by the undersigned, as follows:

 Please complete, date and sign this proxy card and return it in the accompanying envelope.


                               DATE: ____________________________________, 2002


                               ________________________________________________
                               SIGNATURE(S)

                               ________________________________________________
                               SIGNATURE(S)


                               IMPORTANT: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.















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                   FOLD AND DETACH HERE AND READ REVERSE SIDE
-----------------------------------------------------------------------------------------------------------



                         CNL RETIREMENT PROPERTIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 This Proxy will be voted as directed. If no direction is given, it will be voted "FOR" the matters stated.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1.   Election of Five  Directors:  (01) Robert A. Bourne;  (02) David W. Dunbar; (03) James W. Duncan, Jr.;
       (04) Edward A. Moses; (05) James M. Seneff, Jr.
              _                               _
             |_|  FOR all listed nominees    |_| WITHHOLD AUTHORITY to vote for all listed nominees
              _
             |_|  LISTED NOMINEES except for the following (Instructions: To withhold authority to vote for any individual nominee(s), write the name of such nominee(s) in the space provided.):
                  _________________________________________________________________________________________


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please indicate whether you will attend the Annual Meeting of Stockholders in Orlando on May 9, 2002.
 _
|_| I plan to attend the Annual Meeting
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
For your convenience and to help us reduce postage and
tabulation costs, vote your proxy by telephone or over the Internet.
And most importantly,



PLEASE VOTE!


         READ THE ENCLOSED MATERIALS...
         Enclosed  is  the  following   information   for  the  CNL   Retirement
         Properties,  Inc.  Annual Meeting of  Stockholders:

               2001 Annual Report
               Proxy Statement that discusses the proposals being voted
               Proxy Card

         COMPLETE THE PROXY CARD...
         Please review and vote on the proposal listed on the proxy card. Simply cast your vote on the proposal, sign and return the ballot in the postage-paid envelope provided. Please note, all parties must sign. ...OR VOTE BY TELEPHONE...
         For your convenience, you may grant your proxy by telephone. Please refer to the proxy card for telephonic voting instructions and have the 7-digit control number located on the proxy card available.
         ...OR VOTE OVER THE INTERNET...
         Review the proposal listed on the proxy card. Have your 7-digit control number located on the proxy card available, point your browser to: https://www.proxyvotenow.com/crp and follow the instructions on the website.

         FOR ASSISTANCE...
         If you have any questions or need assistance completing your proxy card, please call Investor Relations toll free at 1-866-650-0650.

         PLEASE VOTE TODAY!
         We encourage you to cast your vote promptly so we can avoid the time and expense of re-soliciting your vote. If you voted by telephone or over the Internet, please DO NOT mail back the proxy card.

         THANK YOU,
         We appreciate your participation and support. Again, please be sure to vote. Your vote is important!

                     CNL Retirement Properties, Inc.

                     CNL Center at City Commons
                     P.O. Box 4920
                     Orlando, FL  32802-4920
                     tel (407) 650-1000  (800) 522-3863